                                     FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                            SECURITIES EXCHANGE ACT OF 1934



                             Kosan Biosciences Incorporated
-------------------------------------------------------------------------------
              (Exact name of Registrant as specified in its charter)

       Delaware                                                94-3217016
-------------------------------------------------------------------------------
(State of incorporation or organization)                (IRS Employer I.D. No.)

                     3832 Bay Center Place, Hayward, CA 94545
-------------------------------------------------------------------------------
                      (Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates (if applicable): 333-33732

Securities to be registered pursuant to Section 12(b) of the Act:

                                         None
-------------------------------------------------------------------------------
Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 par value per share
-------------------------------------------------------------------------------
                                     (Title of Class)

Item 1. DESCRIPTION OF REGISTRANT SECURITIES TO BE REGISTERED

        Incorporated by reference to pages 56 through 57 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1, as amended, originally filed on March 31, 2000 (the "S-1 Registration Statement").

Item 2. EXHIBITS

        The following exhibits are filed as a part of this registration statement:


        1.*           Specimen certificate for Registrant's Common Stock;

        2.**          Certificate of Incorporation of the Registrant, as currently in effect;

        3.***         Amended and Restated Certificate of Incorporation of the Registrant to be filed upon completion of the offering;

        4.****        Bylaws of the Registrant, as currently in effect;

        5.*****       Bylaws of the Registrant as in effect upon completion of the offering;

        6.******      Third Amended and Restated Registration Rights Agreement, dated as of March
                      30, 2000, between the Registrant and the stockholders named therein.

----------------------

*       Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**      Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

***     Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

****    Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.

*****   Incorporated by reference to Exhibit 3.4 to the S-1 Registration Statement.

******  Incorporated by reference to Exhibit 4.2 to the S-1 Registration Statement.


                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 27, 2000                   KOSAN BIOSCIENCES INCORPORATED

                                      By:  /s/ Susan M. Kanaya
                                           ------------------------------
                                           Susan M. Kanaya
                                           Vice President, Finance and Chief
                                           Financial Officer